UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 11, 2014

Paramount Gold and Silver Corp.
(Exact name of registrant as specified in its charter)

Delaware	0-51600	20-3690109

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

665 Anderson Street, Winnemucca, Nevada	89445

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (775) 625-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On April 11, 2014, Paramount Gold and Silver Corp., a Delaware corporation (the “Company”), entered into a Controlled Equity OfferingSM Sales Agreement (“Sales Agreement”) with Cantor Fitzgerald & Co. (“Cantor”), pursuant to which the Company may issue and sell shares of its common stock having an aggregate offering price of up to $30,000,000 from time to time through Cantor, acting as sales agent. Sales of our common stock through Cantor, if any, will be made by any method permitted that is deemed an “at the market offering” as defined in Rule 415 under the Securities Act of 1933, as amended, including by means of ordinary brokers’ transactions at market prices, in block transactions or as otherwise agreed by Cantor and the Company. Cantor will act as sales agent using commercially reasonable efforts consistent with its normal trading and sales practices. Each time the Company wishes to issue and sell common stock under the Sales Agreement, it will notify Cantor of the number of shares to be issued, any minimum price below which sales may not be made and other sales parameters as the Company deems appropriate. Under the terms of the Sales Agreement, the compensation to Cantor for sales of common stock, if any, sold pursuant to the Sales Agreement will be in an amount up to 3.0% of the gross proceeds of any shares of common stock sold. We have also agreed to reimburse Cantor for certain expenses incurred in connection with entering into the Sales Agreement and have provided Cantor with customary indemnification rights.

The foregoing description of the Sales Agreement is qualified in its entirety by reference to the full text of such agreement, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8−K and is incorporated herein by reference. This Current Report on Form 8−K also incorporates by reference the Sales Agreement into our shelf registration statement on Form S−3, as amended (File No. 333−194411), previously filed with the SEC.

The opinion of our counsel regarding the validity of the Common Stock that will be issued pursuant to the Sales Agreement also is filed herewith as Exhibit 5.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

5.1	Opinion of LeClairRyan, A Professional Corporation.
10.1	Controlled Equity OfferingSM Sales Agreement between Paramount Gold and Silver Corp. and Cantor Fitzgerald & Co., dated April 11, 2014.
23.1	Consent of LeClairRyan, A Professional Corporation (contained in Exhibit 5.1 above).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 11, 2014

Paramount Gold and Silver Corp.

By:	/s/ Carlo Buffone
Carlo Buffone, CFO

Exhibit Index

Exhibit No.	Description

5.1	Opinion of LeClairRyan, A Professional Corporation.
10.1	Controlled Equity OfferingSM Sales Agreement between Paramount Gold and Silver Corp. and Cantor Fitzgerald & Co., dated April 11, 2014.
23.1	Consent of LeClairRyan, A Professional Corporation (contained in Exhibit 5.1 above).